Q3 2016 & Year-to-Date Earnings Slides November 3, 2016

Forward-Looking Statements This presentation includes forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. Factors that could cause or contribute to such differences include those matters disclosed in the company’s Securities and Exchange Commission filings. The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements. 2

Third Quarter 2016 Highlights Summary  Revenue: +16%  Adjusted EBITDA: +13%  Operating Adjusted EPS: +6% ADESA  Revenue: +26%  Volume: +17% (+6% excluding acquisitions)  Physical volume: +15% (+1% excluding acquisitions)  Online only volume: +23%  Dealer consignment volume: +10% (-4% excluding acquisitions)  Adjusted EBITDA: +30% (+22% excluding acquisitions) IAA  Revenue: +6%  Volume: +5% (+5% excluding HBC)  Adjusted EBITDA: +7% AFC  Revenue: +3%  Provision for credit losses increased from $2.7 million to $8.0 million  Loan transaction units: +5%  Managed receivables of $1,785.4 billion; +17%  Adjusted EBITDA: -5% 3

KAR Q3 2016 Highlights 4 ($ in millions, except per share amounts) KAR Q3 2016 Q3 2015 Highlights* Total operating revenues $773.8 $666.7 Gross profit** $330.1 $288.6 SG&A $146.3 $128.5 +$8.6M acquired SG&A EBITDA $182.8 $160.3 Adjusted EBITDA $184.8 $163.1 Net income $54.4 $52.3 Net income per share - diluted $0.39 $0.37 Weighted average diluted shares 139.7 141.8 Dividends declared per common share $0.29 $0.27 Effective tax rate 36.9% 36.1% Capital expenditures $43.0 $28.1 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the quarter ended September 30, 2016. ** Exclusive of depreciation and amortization

ADESA Q3 2016 Highlights 5 ($ in millions, except RPU) ADESA Q3 2016 Q3 2015 Highlights* Revenue $441.6 $351.4 +17% volume, +7% RPU, +$35.4M acquisitions Gross profit** $187.9 $152.2 +$15.6M acquisitions Gross profit % 42.5% 43.3% SG&A $80.6 $71.3 +$8.6M acquired SG&A, +$3.1M compensation expense, +$1.1M professional fees, -$1.8M marketing expenses, -$1.5M incentive-based compensation expense, -$1.2M loss on disposal of certain assets in 2015 EBITDA $104.3 $80.2 Adjusted EBITDA $111.6 $85.9 Total volume growth - % 17% 15% +6% excluding acquisitions Physical 15% 13% +1% excluding acquisitions Online only 23% 22% Dealer consignment growth 10% 10% -4% excluding acquisitions Dealer consignment % 50% 52% Conversion rate (N.A. physical) 57.2% 56.9% Online volume as a % of total volume 40% 38% Online only volume 180,000 146,000 Online grounding dealer volume 101,000 90,000 Total revenue per vehicle $603 $561 Physical RPU $758 $699 Online only RPU $127 $110 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the quarter ended September 30, 2016. ** Exclusive of depreciation and amortization

IAA Q3 2016 Highlights 6 ($ in millions) IAA Q3 2016 Q3 2015 Highlights* Revenue $261.0 $246.2 +5% volume, +$2.5M HBC Gross profit** $92.5 $87.3 +$0.8M HBC Gross profit % 35.4% 35.5% SG&A $26.7 $25.6 +$0.4M professional fees, +$0.3M stock-based compensation expense EBITDA $65.8 $60.8 Adjusted EBITDA $66.2 $61.9 % Volume growth 5% 16% % Purchased contract vehicles 7% 7% 6% excluding HBC * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the quarter ended September 30, 2016. ** Exclusive of depreciation and amortization

($ in millions, except for revenue per loan transaction) AFC Q3 2016 Q3 2015 Highlights* Interest and fee income $68.4 $62.2 Other revenue $2.7 $2.5 Provision for credit losses ($8.0) ($2.7) Increased to 1.8% from 0.7% of avg. managed receivables Other service revenue $8.1 $7.1 +14% in "Other service revenue" generated by PWI Total AFC revenue $71.2 $69.1 +5% LTUs, -3% revenue per LTU Gross profit** $49.7 $49.1 Gross profit % 69.8% 71.1% SG&A $7.1 $7.0 EBITDA $42.6 $42.1 Adjusted EBITDA $35.9 $37.9 Loan transactions 425,993 405,116 % Volume growth 5% 13% Revenue per loan transaction unit (LTU)*** $148 $153 Managed receivables $1,785.4 $1,529.6 +17% growth Obligations collateralized by finance receivables $1,275.1 $1,109.4 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the quarter ended September 30, 2016. ** Exclusive of depreciation and amortization *** Excludes "Other service revenue" AFC Q3 2016 Highlights 7

ADESA Incremental Operating Profit Margin Analysis – Q3 2016 8 ($ in millions) Reported Impact of Acquisitions ADESA Excluding Acquisitions Q3 2016 Revenue $441.6 $35.4 $406.2 Operating profit $82.0 $4.1 $77.9 Operating profit % 18.6% 11.6% 19.2% Q3 2015 Revenue $351.4 Operating profit $58.6 Operating profit % 16.7% Q3 2016 Reported Growth Reported revenue growth $90.2 Reported operating profit growth $23.4 Incremental operating margin 25.9% Q3 2016 Excluding Acquisitions Revenue growth $54.8 Operating profit growth $19.3 Incremental operating margin 35.2%

Year-to-Date Slides

KAR Nine Months Ended September 30, 2016 Highlights 10 ($ in millions, except per share amounts) KAR YTD 2016 YTD 2015 Highlights* Total operating revenues $2,290.6 $1,957.4 -$12.0M CAD currency Gross profit** $997.3 $860.7 SG&A $434.3 $373.5 +$20.9M acquired SG&A, -$1.9M CAD currency EBITDA $559.5 $489.1 -$4.7M CAD currency Adjusted EBITDA $571.4 $495.3 -$4.7M CAD currency Net income $176.9 $166.3 -$2.3M CAD currency Net income per share - diluted $1.27 $1.16 -$0.02 per share CAD currency Weighted average diluted shares 139.4 143.2 Dividends declared per common share $0.87 $0.81 Effective tax rate 37.5% 37.3% Capital expenditures $118.5 $92.3 Cash flow from operating activities $283.8 $315.4 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the quarter ended September 30, 2016. ** Exclusive of depreciation and amortization

ADESA Nine Months Ended September 30, 2016 Highlights

($ in millions, except RPU)

ADESA	YTD 2016	YTD 2015	Highlights*
Revenue	$1,277.2	$1,024.4	+17% volume, +6% RPU (includes -$8.6M CAD currency), +$93.5M acquisitions
Gross profit**	$555.9	$446.3	+$38.5M acquisitions
Gross profit %	43.5%	43.6%	
SG&A	$237.8	$207.3	+$19.3M acquired SG&A, +$9.0M compensation expense, +$1.6M incentive-based compensation, +$1.3M supply expenses, +$1.2M benefit-related expenses, +$1.2M professional fees, -$2.8M marketing expenses, -$2.0M loss on disposal of certain assets in 2015, -$1.6M CAD currency
EBITDA	$310.6	$234.3	-$3.5M CAD currency
Adjusted EBITDA	$331.5	$251.0	-$3.6M CAD currency
Total volume growth - %	17%	12%	+10% excluding acquisitions
Physical	14%	11%	+5% excluding acquisitions
Online only	29%	15%	
Dealer consignment growth	9%	6%	+0% excluding acquisitions
Dealer consignment %	48%	50%	
Conversion rate (N.A. physical)	59.0%	59.0%	
Online volume as a % of total volume	39%	40%	
Online only volume	566,000	440,000	
Online grounding dealer volume	298,000	272,000	
Total revenue per vehicle	$585	$551	-$4 CAD currency
Physical RPU	$746	$689	-$5 CAD currency
Online only RPU	$122	$105	-$1 CAD currency

** For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the quarter ended September 30, 2016.*

*** Exclusive of depreciation and amortization*

11

IAA Nine Months Ended September 30, 2016 Highlights 12 ($ in millions) IAA YTD 2016 YTD 2015 Highlights* Revenue $795.4 $732.8 +8% volume, +$25.5M HBC, -$2.7M CAD currency Gross profit** $286.1 $272.2 +$2.8M HBC Gross profit % 36.0% 37.1% SG&A $78.9 $72.6 +$1.6M HBC, +$1.0M stock-based compensation, +$1.0M bad debt expense, +$0.8M telecom costs, +$0.6M employee related expenses, +$0.6M benefit- related expenses, +$0.5M incentive-based compensation, -$0.7M travel expenses EBITDA $207.3 $198.1 -$0.8M CAD currency Adjusted EBITDA $208.7 $199.5 -$0.8M CAD currency % Volu e growth 8% 13% % Purchased contract vehicles 7% 7% +5% excluding HBC * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the quarter ended September 30, 2016. ** Exclusive of depreciation and amortization

($ in millions, except for revenue per loan transaction) AFC YTD 2016 YTD 2015 Highlights* Interest and fee income $205.5 $182.9 Other revenue $7.7 $7.0 Provision for credit losses ($19.0) ($10.5) Increased to 1.5% from 1.0% of avg. managed receivables Other service revenue $23.8 $20.8 +14% in "Other service revenue" generated by PWI Total AFC revenue $218.0 $200.2 +9% LTUs, -1% revenue per LTU (includes -$0.6M CAD currency) Gross profit** $155.3 $142.2 Gross profit % 71.2% 71.0% SG&A $21.9 $21.0 EBITDA $133.4 $122.7 -$0.4M CAD currency Adjusted EBITDA $114.6 $110.6 -$0.3M CAD currency Loan transactions 1,301,070 1,198,473 % Volume growth 9% 12% Revenue per loan transaction unit (LTU)*** $149 $150 Managed receivables $1,785.4 $1,529.6 +17% growth Obligations collateralized by finance receivables $1,275.1 $1,109.4 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the quarter ended September 30, 2016. ** Exclusive of depreciation and amortization *** Excludes "Other service revenue" AFC Nine Months Ended September 30, 2016 Highlights 13

ADESA Incremental Operating Profit Margin Analysis – Nine Months Ended September 30, 2016 14 ($ in millions) Reported Impact of Acquisitions ADESA Excluding Acquisitions YTD 2016 Revenue $1,277.2 $93.5 $1,183.7 Operating profit $245.5 $11.7 $233.8 Operating profit % 19.2% 12.5% 19.8% YTD 2015 Revenue $1,024.4 Operating profit $175.2 Operating profit % 17.1% YTD 2016 Reported Growth Reported revenue growth $252.8 Reported operating profit growth $70.3 In remental operating margin 27.8% YTD 2016 Excluding Acquisitions Revenue growth $159.3 Operating profit growth $58.6 Incremental operating margin 36.8%

Appendix

EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement covenant calculations. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA and Adjusted EBITDA to evaluate the company’s performance. EBITDA and Adjusted EBITDA have limitations as analytical tools, and should not be considered in isolation or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies. Non-GAAP Financial Measures 16

17 Q3 2016 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended September 30, 2016 ADESA IAA AFC Corporate Consolidated Net income (loss) $43.5 $22.0 $21.6 ($32.7) $54.4 Add back: Income taxes 26.3 12.5 13.2 (20.2) 31.8 Interest expense, net of interest income (0.2) – 8.7 27.6 36.1 Depreciation and amortization 25.3 21.9 7.8 5.5 60.5 Intercompany interest 9.4 9.4 (8.7) (10.1) – EBITDA $104.3 $65.8 $42.6 ($29.9) $182.8 Intercompany charges 2.3 – – (2.3) – Non-cash stock-based compensation 1.1 0.6 0.5 2.5 4.7 Acquisition related costs 1.2 0.1 – – 1.3 Securitization interest – – (7.2) – (7.2) Minority interest 1.1 – – – 1.1 (Gain)/Loss on asset sales 0.4 0.1 – 0.8 1.3 Other 1.2 (0.4) – – 0.8 Total Addbacks 7.3 0.4 (6.7) 1.0 2.0 Adjusted EBITDA $111.6 $66.2 $35.9 ($28.9) $184.8 Revenue $441.6 $261.0 $71.2 – $773.8 Adjusted EBITDA % margin 25.3% 25.4% 50.4% 23.9%

18 Q3 2015 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended September 30, 2015 ADESA IAA AFC Corporate Consolidated Net income (loss) $29.6 $19.9 $22.1 ($19.3) $52.3 Add back: Income taxes 16.0 11.4 13.6 (11.4) 29.6 Interest expense, net of interest income 0.1 – 6.6 17.6 24.3 Depreciation and amortization 22.3 20.1 7.7 4.0 54.1 Intercompany interest 12.2 9.4 (7.9) (13.7) – EBITDA $80.2 $60.8 $42.1 ($22.8) $160.3 Intercompany charges 1.8 0.2 – (2.0) – Non-cash stock-based compensation 1.0 0.3 0.3 1.9 3.5 Acquisition related costs 0.4 – – 0.3 0.7 Securitization interest – – (5.1) – (5.1) Minority interest (0.1) (0.1) – – (0.2) (Gain)/Loss on asset sales 1.8 – – – 1.8 Other 0.8 0.7 0.6 – 2.1 Total Addbacks 5.7 1.1 (4.2) 0.2 2.8 Adjusted EBITDA $85.9 $61.9 $37.9 ($22.6) $163.1 Revenue $351.4 $246.2 $69.1 – $666.7 Adjusted EBITDA % margin 24.4% 25.1% 54.8% 24.5%

19 YTD 2016 Adjusted EBITDA Reconciliation ($ in millions) Nine Months ended September 30, 2016 ADESA IAA AFC Corporate Consolidated Net income (loss) $129.0 $72.1 $68.6 ($92.8) $176.9 Add back: Income taxes 76.7 42.5 41.8 (54.8) 106.2 Interest expense, net of interest income (0.1) – 24.7 75.9 100.5 Depreciation and amortization 72.6 64.4 23.4 15.5 175.9 Intercompany interest 32.4 28.3 (25.1) (35.6) – EBITDA $310.6 $207.3 $133.4 ($91.8) $559.5 Intercompany charges 7.8 0.3 – (8.1) – Non-cash stock-based compensation 3.4 1.9 1.4 8.4 15.1 Loss on extinguishment of debt – – – 4.0 4.0 Acquisition related costs 3.6 0.2 0.1 3.3 7.2 Securitization interest – – (20.3) – (20.3) Minority interest 2.7 – – – 2.7 (Gain)/Loss on asset sales 1.1 0.2 – 0.8 2.1 Other 2.3 (1.2) – – 1.1 Total Addbacks 20.9 1.4 (18.8) 8.4 11.9 Adju ted EBITDA $331.5 $208.7 $114.6 ($83.4) $571.4 Revenue $1,277.2 $795.4 $218.0 – $2,290.6 Adjusted EBITDA % margin 26.0% 26.2% 52.6% 24.9%

20 YTD 2015 Adjusted EBITDA Reconciliation ($ in millions) Nine Months ended September 30, 2015 ADESA IAA AFC Corporate Consolidated Net income (loss) $84.1 $69.5 $61.8 ($49.1) $166.3 Add back: Income taxes 48.4 41.3 37.9 (28.6) 99.0 Interest expense, net of interest income 0.4 – 17.2 49.4 67.0 Depreciation and amortization 63.8 59.1 23.2 10.7 156.8 Intercompany interest 37.6 28.2 (17.4) (48.4) – EBITDA $234.3 $198.1 $122.7 ($66.0) $489.1 Intercompany charges 6.0 0.6 – (6.6) – Non-cash stock-based compensation 2.9 0.8 1.0 5.1 9.8 Acquisition related costs 2.1 0.1 – 1.6 3.8 Securitization interest – – (13.2) – (13.2) Minority interest 0.6 (0.3) – – 0.3 (Gain)/Loss on asset sales 3.2 – – – 3.2 Other 1.9 0.2 0.1 0.1 2.3 Total Addbacks 16.7 1.4 (12.1) 0.2 6.2 Adjusted EBITDA $251.0 $199.5 $110.6 ($65.8) $495.3 Revenue $1,024.4 $732.8 $200.2 – $1,957.4 Adjusted EBITDA % margin 24.5% 27.2% 55.2% 25.3%